INDEXIQ ACTIVE ETF TRUST

IQ Ultra Short Duration ETF

(the “Fund”)

Supplement dated February 29, 2024 (“Supplement”) to the Fund’s Summary Prospectus, Prospectus, and

Statement of Additional Information, each dated August 31, 2023, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus, Summary Prospectus and SAI.

Please note that the disclosure and information contained in the supplement filed with the Securities and Exchange Commission on October 19, 2023 with respect to the Fund (the “Prior Supplement”) is hereby replaced in its entirety and superseded with the disclosure and information below. All proposed changes described in the Prior Supplement will not take effect and shareholders should disregard these previously proposed changes. As further described below, the Fund will now be liquidated.

Notice of Liquidation of the Fund

The Board of Trustees of IndexIQ Active ETF Trust (the “Trust”) has approved the liquidation and dissolution of the Fund on or about April 29, 2024 (the “Liquidation Date”). In connection with the liquidation and dissolution of the Fund, the Fund may depart from its stated investment objective as it winds up its operations and liquidates its portfolio.

April 22, 2024 is expected to be the last day shares of the Fund will be traded on NYSE Arca (the “Exchange”), and the last day that the shares of the Fund will trade in the secondary market at market prices. Shareholders may sell their shares prior to the market close on April 22, 2024, and may incur customary transaction fees from their broker-dealer. After market close on April 22, 2024, shareholders will not be able to transact in Fund shares in the secondary market at market prices. Shareholders should be aware that after April 22, 2024, the Fund will no longer engage in any business activities, except for the purposes of selling and converting into cash all of the assets of the Fund. During this period, the Fund may hold cash and securities that may not be consistent with the Fund’s investment objective and principal investment strategy. After the close of business on April 22, 2024, the Fund will no longer accept creation or redemption orders from Authorized Participants (as defined in the Fund’s Prospectus and Statement of Additional Information).

On the Liquidation Date, a distribution will be made to any remaining Fund shareholders of record consisting of cash equal to the net asset value of their shares as of that date, after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities (the “Liquidating Distribution”). Such Liquidating Distribution received by a shareholder of record may be in an amount that is greater or less than the amount a shareholder might receive if they sell their shares prior to market close on April 22, 2024. Additionally, the Fund must declare and distribute to shareholders any realized capital gains and all net investment income. These dates discussed above may be changed without notice at the discretion of the Trust’s officers.

For shareholders holding shares in a non-tax advantaged account, the automatic redemption of Fund shares on the Liquidation Date will generally be treated as a sale that may result in a gain or loss for federal income tax purposes. In addition, shareholders who hold shares of the Fund may receive a final distribution of net income and capital gains earned by the Fund and not previously distributed prior to liquidation. Shareholders should consult their tax advisers regarding the tax treatment of the liquidation.

If you have any questions, please call (888) 474-7725 or visit newyorklifeinvestments.com/etf.

Investors Should Retain This Supplement for Future Reference

MEULTR16c-02/24